UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 28, 2014

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

On February 28, 2014, ADDvantage Technologies Group, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”)  disclosing that it had on such date, completed its acquisition of Nave Communications Company (“Nave”), a provider of quality used telecommunication networking equipment.  The acquisition of Nave included approximately $10.1 million in upfront payments, as well as $3.0 million in deferred payments over the next three years.  In addition, the Company will make future annual earn-out payments equal to 70% of Nave Communications' annual EBITDA in excess of an EBITDA target of $2 million per year over the next three years. The transaction is expected to be accretive to ADDvantage’s overall margins and EBITDA in the current fiscal year.  A copy of the press release was furnished as Exhibit 99.1 to the Original Form 8-K.

This Current Report on Form 8-K/A is being filed with the SEC to provide the disclosures required by Item 9.01 of Form 8-K, including the required historical financial information of Nave and the required Pro Forma financial statements, and amends and supplements the Original Form 8-K.

Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Exhibit 99.1 Audited balance sheet and the related statements of income, stockholders’ equity and cash flows of Nave Communications Company as of and for the nine months ended September 30, 2013, and the notes related thereto and the related independent auditors’ reports of HoganTaylor LLP.

Exhibit 99.2 Unaudited balance sheet as of December 31, 2013 and statements of income and statements of cash flows for the three months ended December 31, 2013 and 2012 of Nave Communications Company, and the notes related thereto.

(b) Pro Forma Financial Information.

Exhibit 99.3 Unaudited pro forma condensed combined statements of income of ADDvantage Technologies Group, Inc. and Nave Communications Company for the year ended September 30, 2013 and for the six months ended March 31, 2014, and the notes related thereto.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit 2.1 Stock Purchase Agreement by and among ADDvantage Acquisition Corp. and Carlton Douglas Nave, Edward Howe, Ryan Hecox, John Leigh, Peter Boettcher and Michael Burch dated as of February 28, 2014 , incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange   Commission on March 6, 2014.

Exhibit 23.1 Consent of HoganTaylor LLP.

Exhibit 99.1 Audited balance sheet and the related statements of income, stockholders’ equity and cash flows of Nave Communications Company as of and for the nine months ended September 30, 2013, and the notes related thereto and the related independent auditors’ reports of HoganTaylor LLP.

Exhibit 99.2 Unaudited balance sheet as of December 31, 2013 and statements of income and statements of cash flows for the three months ended December 31, 2013 and 2012 of Nave Communications Company, and the notes related thereto.

Exhibit 99.3 Unaudited pro forma condensed combined statements of income of ADDvantage Technologies Group, Inc. and Nave Communications Company for the year ended September 30, 2013 and for the six months ended March 31, 2014, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.
Date: May 14, 2014
By: /s/ Scott Francis
Scott Francis
Vice-President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1 23.1 99.1 99.2 99.3
Stock Purchase Agreement by and among ADDvantage Acquisition Corp. and Carlton Douglas Nave, Edward Howe, Ryan Hecox, John Leigh, Peter Boettcher and Michael Burch dated as of February 28, 2014 , incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 6, 2014.

Consent of HoganTaylor LLP.

Audited balance sheet and the related statements of income, stockholders’ equity and cash flows of Nave Communications Company as of and for the nine months ended September 30, 2013, and the notes related thereto and the related independent auditors’ reports of HoganTaylor LLP.

Unaudited balance sheet as of December 31, 2013 and statements of income and statements of cash flows for the three months ended December 31, 2013 and 2012 of Nave Communications Company, and the notes related thereto.

Unaudited pro forma condensed combined statements of income of ADDvantage Technologies Group, Inc. and Nave Communications Company for the year ended September 30, 2013 and for the six months ended March 31, 2014, and the notes related thereto.